Execution Version

FIRST AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF AUGUST 27, 2018
AMONG
OASIS MIDSTREAM PARTNERS LP,
AS PARENT,
OMP OPERATING LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of August 27, 2018, is among OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Parent”); OMP OPERATING LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and WELLS FARGO BANK, N.A. (individually, “Wells Fargo Bank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of September 25, 2017 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.    The Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the First Amendment Effective Date (as defined below), including providing for an increase in the aggregate amount of the Commitments to $250,000,000 on the First Amendment Effective Date, subject to the terms and conditions hereof.
C.    Furthermore, the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to provide for an additional increase in the aggregate Commitments to $400,000,000 from $250,000,000 upon consummation of the Specified Dropdown Transaction (as defined below) and subject to the other conditions precedent to such increase in the Commitments set forth in this First Amendment.
D.    The Borrower has requested that Capital One, National Association, ING Capital LLC, BOKF, NA dba Bank of Texas, Branch Bank & Trust, Iberia Bank and Regions Bank (each, a “New Lender” and, collectively, the “New Lenders”), become Lenders under the Credit Agreement with a Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1    Amendments to Section 1.02 (Certain Defined Terms).
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be further amended, modified, supplemented or restated.
“Annualized EBITDA” means (a) for the purposes of calculating the financial ratios set forth in Section 9.01 for any Rolling Period ending on or prior to June 30, 2018, the sum of (i) EBITDA for such Rolling Period (without giving effect to any Material Project Add-Back added to Consolidated Net Income in the calculation of EBITDA) multiplied by the factor for such Rolling Period set forth in the grid below, plus (ii) any Material Project Add-Back for such Rolling Period:

Rolling Period Ending	Factor
December 31, 2017	4
March 31, 2018	2
June 30, 2018	4/3

and (b) for the purposes of calculating the financial ratios set forth in Section 9.01 for any Rolling Period ending after consummation of the Specified Dropdown Transaction but on or prior to the last day of the third fiscal quarter ending after the consummation of the Specified Dropdown Transaction, the sum of (i) EBITDA for such Rolling Period (without giving effect to any Material Project Add-Back added to Consolidated Net Income in the calculation of EBITDA) multiplied by (1) four in the case of the fiscal quarter in which the Specified Dropdown Transaction is consummated, (2) two in the case of the first full fiscal quarter ending after the fiscal quarter in which the Specified Dropdown Transaction is consummated and (3) 4/3 in the case of the second full fiscal quarter ending after the fiscal quarter in which the Specified Dropdown Transaction is consummated, plus (ii) any Material Project Add-Back for such Rolling Period.
“Annualized Interest Expense” means (a) for the purposes of calculating the financial ratio set forth in Section 9.01(c) for any Rolling Period ending on or prior to June 30, 2018, Consolidated Interest Expense for such Rolling Period multiplied by the factor for such Rolling Period set forth in the grid below:

Rolling Period Ending	Factor
December 31, 2017	4
March 31, 2018	2
June 30, 2018	4/3

and (b) for purposes of calculating the financial ratio set forth in Section 9.01(c) for any Rolling Period ending after consummation of the Specified Dropdown Transaction but on or prior to the last day of the third fiscal quarter ending after the consummation of the Specified Dropdown Transaction, Consolidated Interest Expense for such Rolling Period multiplied by (i) four in the case of the fiscal quarter in which the Specified Dropdown Transaction is consummated, (ii) two in the case of the first full fiscal quarter ending after the fiscal quarter in which the Specified Dropdown Transaction is consummated and (ii) 4/3 in the case of the second full fiscal quarter ending after the fiscal quarter in which the Specified Dropdown Transaction is consummated.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The initial amount of each Lender’s Commitment is set forth on Part A of Annex I hereto (and following the occurrence of the Scheduled Dropdown Increase, on Part B of Annex I hereto), in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment or in the Additional Lender Certificate pursuant to which any Additional Lender shall have provided any additional Commitment, as applicable. The aggregate amount of the Lenders’ Commitments on the First Amendment Effective Date is $250,000,000.
“Consolidated Interest Coverage Ratio” means, as of any date of calculation, the ratio of (a) EBITDA (or, in the case of the Rolling Periods ending on December 31, 2017, March 31, 2018 and June 30, 2018 and the Rolling Periods ending after consummation of the Specified Dropdown Transaction but on or prior to the last day of the third fiscal quarter ending after the consummation of the Specified Dropdown Transaction, Annualized EBITDA) to (b) Consolidated Interest Expense (or, in the case of the Rolling

Periods ending on December 31, 2017, March 31, 2018 and June 30, 2018, Annualized Interest Expense), in each case for the Rolling Period ending on such date.
“Consolidated Senior Secured Leverage Ratio” means, as of any date of calculation, the ratio of (a) Consolidated Senior Secured Funded Debt as of such date to (b) EBITDA (or Annualized EBITDA, in the case of the Rolling Periods ending on December 31, 2017, March 31, 2018 and June 30, 2018, and the Rolling Periods ending after consummation of the Specified Dropdown Transaction but on or prior to the last day of the third fiscal quarter ending after the consummation of the Specified Dropdown Transaction) for the Rolling Period ending on such date.
“Consolidated Total Leverage Ratio” means, as of any date of calculation, the ratio of (a) Total Debt as of such date to (b) EBITDA (or Annualized EBITDA, in the case of the Rolling Periods ending on December 31, 2017, March 31, 2018 and June 30, 2018, and the Rolling Periods ending after consummation of the Specified Dropdown Transaction but on or prior to the last day of the third fiscal quarter ending after the consummation of the Specified Dropdown Transaction) for the Rolling Period ending on such date.
“Rolling Period” means (a) for the fiscal quarters ending on December 31, 2017, March 31, 2018 and June 30, 2018, the period commencing on September 1, 2017 and ending on the last day of such applicable fiscal quarter and (b) for the fiscal quarter ending on September 30, 2018, and for each fiscal quarter thereafter, the period of four (4) consecutive fiscal quarters ending on the last day of such applicable fiscal quarter; provided that commencing with the fiscal quarter in which the Specified Dropdown Transaction is consummated, “Rolling Period” shall mean (x) for the first three fiscal quarters ending after the consummation of the Specified Dropdown Transaction, the period commencing on the first day of the fiscal quarter in which the Specified Dropdown Transaction is consummated and ending on the last day of such applicable fiscal quarter and (y) for the fourth fiscal quarter ending after the consummation of the Specified Dropdown Transaction and each fiscal quarter thereafter, the period of four (4) consecutive fiscal quarters ending on the last day of such applicable fiscal quarter.
(b)    The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of August 27, 2018 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“First Amendment Effective Date” means August 27, 2018.
“First Amendment Fee Letter” has the meaning set forth in the First Amendment.
“Specified Dropdown Transaction” means an acquisition by the Credit Parties of additional Equity Interests in one or more of the DevCos for which the Borrower has delivered projections in form and substance acceptable to the Administrative Agent demonstrating that the additional EBITDA for the fiscal year ending December 31, 2019, attributable to the additional Equity Interests acquired pursuant to such transaction is greater than or equal to the amount set forth in the row captioned “Specified Dropdown” in the OMP Lender Presentation dated as of July 31, 2018 and posted to SyndTrak on such date (such presentation, the “OMP Lender Presentation”).
“Scheduled Dropdown Increase” has the meaning set forth in Section 2.06(d)(i).
2.2    Amendment to Section 2.06(c)(ii)(A). Section 2.06(c)(ii)(A) of the Credit Agreement is hereby amended and restated to read as follows:
(A)    such increase shall not be less than $25,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the aggregate Commitments would exceed (1) $400,000,000 to the extent that such increase occurs prior to the Scheduled Dropdown Increase and (2) $600,000,000 to the extent that such increase occurs on or after the Scheduled Dropdown Increase;
2.3    Amendments to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended by adding the below as the new Section 2.06(d):
(d)    Increase in Commitments for Specified Dropdown Transaction.
(i)    Subject to the conditions set forth in Section 2.06(d)(ii) on or prior to December 31, 2018, the Commitments shall be increased so that the Commitment of each Lender shall be equal to the amount set forth next to such Lender’s name on Part B of Annex I (such increase in the Commitments, the “Scheduled Dropdown Increase”).
(ii)    The increase in the Commitments set forth in clause (i) above shall be subject to the following conditions:

(A)    the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying: (1) that concurrently with the effectiveness of the Scheduled Dropdown Increase and any Borrowings to be made on the date of the Scheduled Dropdown Increase, the Specified Dropdown Transaction shall be consummated, (2) as to the final purchase price being paid by the Credit Parties as consideration for the Specified Dropdown Transaction, and (3) that attached to such certificate are true and correct copies of the purchase agreement and any related documentation executed by the Credit Parties in connection with the Specified Dropdown Transaction;
(B)    at the time of the Scheduled Dropdown Increase, no Default or Event of Default shall have occurred and be continuing and after giving pro forma effect to the Scheduled Dropdown Increase (including any Borrowings made in connection with the consummation of the Specified Dropdown Transaction), the Borrower is in pro forma compliance with the covenants set forth in Section 9.01;
(C)    the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of the Scheduled Dropdown Increase including, without limitation, the any fees described in the First Amendment Fee Letter;
(D)    the Administrative Agent shall have received duly executed Notes payable to each Lender that has requested a Note on or prior to the effective date of the Scheduled Dropdown Increase in a principal amount equal to its Commitment after giving effect to the Scheduled Dropdown Increase;
(E)    the Administrative Agent shall have received any necessary or reasonably requested amendments or supplements to the Security Instruments encumbering the assets acquired pursuant to the Specified Dropdown Transaction;
(F)    the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional EBITDA for the fiscal year ending December 31, 2019, attributable to the additional Equity Interest acquired pursuant to the Specified Dropdown Transaction is equal to or greater than the amount set forth in the row captioned “Specified Dropdown” in the OMP Lender Presentation;
(G)    the representations and warranties of the Parent, the Borrower, the Restricted Subsidiaries and the DevCos set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) on and as of the date of the Scheduled Dropdown Increase, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of the Scheduled Dropdown Increase, such representations and warranties shall continue to be true and correct as of such specified earlier date; and
(H)    at the time of and immediately after giving effect to the Scheduled Dropdown Increase, no event, development or circumstance has occurred or shall then exist that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

The Administrative Agent shall notify the Borrower and the Lenders of the effective date of the Scheduled Dropdown Increase, and such notice shall be conclusive and binding. To the extent that the foregoing conditions contained in this Section 2.06(d)(ii) are not satisfied (or waived pursuant to Section 12.02) on or prior to 2:00 p.m., New York City time, on December 31, 2018, the obligation to increase the Commitments pursuant to this Section 2.06(d) pursuant to the Scheduled Dropdown Increase shall immediately terminate without any further action by the Administrative Agent or the Lenders.
2.4    Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by adding the following at the end thereof as the new Section 7.29.
Section 7.29     Beneficial Ownership Certification. As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
2.5    Amendment to Section 8.01. Section 8.01 of the Credit Agreement is hereby amended by adding the following immediately after Section 8.01(r) as the new Section 8.01(s):
KYC and Beneficial Ownership Certification. Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation.
2.6    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this First Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.6. For the avoidance of doubt, the increase in the aggregate Commitments of the Lenders effected by this First Amendment shall not be deemed to be an exercise by the Borrower of Section 2.06(c) of the Credit Agreement, and immediately after giving effect to this First Amendment, the Borrower may optionally increase the Commitments under Section 2.06(c) of the Credit Agreement during the remainder of the Availability Period (subject to the conditions set forth in Section 2.06(c)(ii) of the Credit Agreement) up to the aggregate amounts set forth in Section 2.06(c)(ii)(A) of the Credit Agreement.

Section 3.    Conditions Precedent. This First Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):
3.1    Executed Counterparts of First Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders constituting the Majority Lenders (including each Lender that so elects to increase its Commitments and each New Lender) counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
3.2    Notes. The Administrative Agent shall have received duly executed Notes payable to each Lender (including each New Lender) that has requested a Note on or prior to the First Amendment Effective Date in a principal amount equal to its Commitment (as amended hereby) dated as of the First Amendment Effective Date.
3.3    Secretary’s Certificates and Resolutions. The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent, the Borrower, each Guarantor and each DevCo setting forth (a) resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Parent, the Borrower, such Guarantor or such DevCo to execute and deliver this First Amendment and the related Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (a) the officers of the Parent, the Borrower, such Guarantor or such DevCo  who are authorized to sign the Loan Documents to which the Parent, the Borrower, such Guarantor or such DevCo is a party and  who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this First Amendment and the Credit Agreement and the transactions contemplated hereby and thereby, (a) specimen signatures of such authorized officers, and (a) the articles or certificate of incorporation and by-laws or other applicable organizational documents of the Parent, the Borrower, such Guarantor and such DevCo, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
3.4    Good Standings. The Administrative Agent shall have received certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Parent, the General Partner, the Borrower, each Guarantor and each DevCo.
3.5    KYC and Beneficial Ownership.
(a)    Upon the reasonable request of any Lender prior to the First Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act.

(b)    To extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.
3.6    Opinion of Counsel. The Administrative Agent shall have received an opinion of DLA Piper LLP (US), special counsel to the Credit Parties and the DevCos, in form and of substance reasonably acceptable to the Administrative Agent.
3.7    Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date including, without limitation, the any fees described in that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent (the “First Amendment Fee Letter”).
3.8    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this First Amendment.
3.9    Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of the First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This First Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11    No Novation. The parties hereto agree that this First Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
5.12    Exiting Lenders. Subject to receipt of funds necessary to pay off all principal and accrued but unpaid interest and fees owed to Deutsche Bank AG New York Branch (the “Exiting Lender”), the Exiting Lender hereby (a) consents to this First Amendment as required under Section 12.02 of the Credit Agreement and (a) acknowledges and agrees to Section 2.6 of this First Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2.6 of this First Amendment, the Exiting Lender’s Commitment shall be $0 and the Exiting Lender’s Applicable Percentage shall be 0.000000000%, its Commitments to lend and all of its obligations (including in respect of any Letter of Credit or Swingline Loan) under the Credit Agreement shall be terminated and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents (other than for the purposes of any terms thereof that expressly survive expiration or termination of the Loan Documents in accordance with Section 12.05 of the Credit Agreement, which terms shall continue for the benefit of the Exiting Lender in accordance with such 12.05).

[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.
BORROWER:    OMP OPERATING LLC

By:  /s/ Richard Robuck
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

GUARANTORS:    OASIS MIDSTREAM PARTNERS LP

By:  /s/ Richard Robuck
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BIGHORN DEVCO LLC

By:  /s/ Richard Robuck
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

ADMINISTRATIVE AGENT,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a Lender

By:    /s/ Andrew Ostrov
Name:    Andrew Ostrov
Title:    Director

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

LENDERS:	ROYAL BANK OF CANADA, as a Lender

By:    /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Megan Larson
Name:    Megan Larson
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a New Lender

By:    /s/ Nancy Mak
Name:    Nancy Mak
Title:    Sr. Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

COMPASS BANK, as a Lender

By:    /s/ Mark H. Wolf
Name:    Mark H. Wolf
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Scott Donaldson
Name:    Scott Donaldson
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

ING CAPITAL LLC, as a New Lender

By:    /s/ Hans Brekmans
Name:    Hans Brekmans
Title:    Director

By:    /s/ Tanja van der Woude
Name:    Tanja van der Woude
Title:    Director

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ John C. Lozano
Name:    John C. Lozano
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

BOKF, NA dba BANK OF TEXAS,
as a New Lender

By:    /s/ Mari Salazar
Name:    Mari Salazar
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

BRANCH BANK & TRUST, as a New Lender

By:    /s/ Kelly Graham
Name:    Kelly Graham
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

COMERICA BANK, as a Lender

By:    /s/ William B. Robinson
Name:    William B. Robinson
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Annie Carr
Name:    Annie Carr
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

IBERIA BANK, as a New Lender

By:    /s/ Stacy Goldstein
Name:    Stacy Goldstein
Title:    Senior Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

MORGAN STANLEY BANK, N.A., as a Lender

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

REGIONS BANK,
as a New Lender

By:    /s/ Iris Zhang
Name:    Iris Zhang
Title:    Director

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

ZB, N.A. dba AMEGY BANK, as a Lender

By:    /s/ John Moffitt
Name:    John Moffitt
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

Deutsche Bank AG New York Branch, as an Exiting Lender

By:    /s/ Alicia Schug
Name:    Alicia Schug
Title:    Vice President

Deutsche Bank AG New York Branch, as an Exiting Lender

By:    /s/ Marguerite Sutton
Name:    Marguerite Sutton
Title:    Vice President

Signature Page to First Amendment to Credit Agreement
(OMP Operating LLC)

ACKNOWLEDGEMENT AND RATIFICATION: Each DevCo hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including each DevCo Guaranty) to which it is a party and agrees that each Loan Document (including each DevCo Guaranty) to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document (including each DevCo Guaranty) to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

ACKNOWLEDGED AND RATIFIED:

BEARTOOTH DEVCO LLC

By:  /s/ Richard Robuck
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BOBCAT DEVCO LLC

By:  /s/ Richard Robuck
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

Acknowledgement and Ratification of First Amendment to Credit Agreement
(OMP Operating LLC)

ANNEX I
LIST OF COMMITMENTS

Part A – First Amendment Effective Date Commitments

Name of Lender	Applicable Percentage	Commitments
Wells Fargo Bank, N.A.	11.275000000%	$28,187,500.00
Citibank, N.A.	10.168750000%	$25,421,875.00
JPMorgan Chase Bank, N.A.	10.168750000%	$25,421,875.00
Royal Bank of Canada	9.418750000%	$23,546,875.00
Canadian Imperial Bank of Commerce, New York Branch	5.992187500%	$14,980,468.75
Capital One, National Association	2.242187500%	$5,605,468.75
Compass Bank	5.992187500%	$14,980,468.75
Citizens Bank, N.A.	5.992187500%	$14,980,468.75
ING Capital LLC	2.242187500%	$5,605,468.75
U.S. Bank National Association	5.992187500%	$14,980,468.75
BOKF, NA dba Bank of Texas	1.640625000%	$4,101,562.50
Branch Bank & Trust	1.640625000%	$4,101,562.50
Comerica Bank	5.390625000%	$13,476,562.50
Credit Suisse AG, Cayman Islands Branch	4.640625000%	$11,601,562.50
Goldman Sachs Bank USA	4.640625000%	$11,601,562.50
Iberia Bank	1.640625000%	$4,101,562.50
Morgan Stanley Bank, N.A.	4.640625000%	$11,601,562.50
Regions Bank	1.640625000%	$4,101,562.50
ZB, N.A. dba Amegy Bank	4.640625000%	$11,601,562.50
TOTAL	100.000000000%	$250,000,000.00

Part B – Scheduled Dropdown Commitments

Name of Lender	Applicable Percentage	Commitments
Wells Fargo Bank, N.A.	10.000000000%	$40,000,000.00
Citibank, N.A.	8.500000000%	$34,000,000.00
JPMorgan Chase Bank, N.A.	8.500000000%	$34,000,000.00
Royal Bank of Canada	8.500000000%	$34,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	5.125000000%	$20,500,000.00
Capital One, National Association	5.125000000%	$20,500,000.00
Compass Bank	5.125000000%	$20,500,000.00
Citizens Bank, N.A.	5.125000000%	$20,500,000.00
ING Capital LLC	5.125000000%	$20,500,000.00
U.S. Bank National Association	5.125000000%	$20,500,000.00
BOKF, NA dba Bank of Texas	3.750000000%	$15,000,000.00
Branch Bank & Trust	3.750000000%	$15,000,000.00
Comerica Bank	3.750000000%	$15,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.750000000%	$15,000,000.00
Goldman Sachs Bank USA	3.750000000%	$15,000,000.00
Iberia Bank	3.750000000%	$15,000,000.00
Morgan Stanley Bank, N.A.	3.750000000%	$15,000,000.00
Regions Bank	3.750000000%	$15,000,000.00
ZB, N.A. dba Amegy Bank	3.750000000%	$15,000,000.00
TOTAL	100.000000000%	$400,000,000.00